UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2020

MamaMancini’s Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54594	27-067116
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Branca Road, East Rutherford, NJ	07073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 532-1212

Securities registered pursuant to Section 12(b) of the Act: None

Securities Registered Pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which registered
Common Stock, par value $0.00001	MMMB	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES

Item 8.01 Other Events

On May 6, 2020, the U.S. Securities and Exchange Commission declared MamaMancini’s Holdings, Inc.’s (the “Company”) pending Registration Statement on Form S-1 effective as of that date. Pursuant to the Registration Statement, the Company registered, on behalf of selling shareholders, an aggregate of 5,976,777 shares underlying its previously-issued Series A Warrants and 80,000 shares underlying certain Placement Agent Warrants issued in connection with prior private placements. The Company did not register any additional shares.

Item 9.01 Financial Statements and Exhibits

(d) None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MamaMancini’s Holdings, Inc.

By:	/s/ Carl Wolf
Name:	Carl Wolf
Title:	Chief Executive Officer

Dated: May 7, 2020